                                                                  EXHIBIT 10(f)

                       [VALLEY NATIONAL BANK LETTERHEAD]

                                                                 August 17, 1994

Mr. Gerald H. Lipkin, Chairman and CEO
Valley National Bancorp
Valley National Bank
1445 Valley Road
Wayne, New Jersey 07470

Dear Mr. Lipkin:

     The Board of Directors of Valley National Bancorp ("Bancorp") and Valley National Bank (the "Bank") (collectively, the "Company") have determined that it is in the best interests of the Bancorp and the Bank for the Company to agree to provide you with certain limited severance rights as provided herein.

     The Board recognizes that your employment by the Company without any severance agreement creates tensions which may cause you to seek opportunities elsewhere or affect your views of your present compensation. These arrangements are being made to alleviate, in part, those concerns.

     We previously entered into a letter agreement with you, dated December 10, 1991, concerning these severance benefits. This letter restates and amends those benefits and the prior letter agreement is rescinded upon your consent to this letter.

     In view of the foregoing, in consideration of your continued employment with the Company and your consent to this letter, the Company agrees:

     1. If the Company elects to terminate you as Chief Executive Officer of Valley National Bancorp and/or Valley National Bank, upon the termination of your employment the Company will pay you a lump sum severance benefit equal to 12 months of your annual base salary plus a portion of your most recent bonus. The bonus amount shall equal your most recent bonus multiplied by a fraction, the numerator of which is the number of months which have elapsed in the current calendar year and the denominator of which is 12. This severance benefit will not be paid if the Company terminates you for "cause". "Cause" means gross misconduct by you in connection with Company business or otherwise. This provision is inapplicable in the event of your death or disability, or if you are paid a severance benefit pursuant to any change in control agreement with the Company.

     2. In the event of your death while you are employed by the Company, the Company will pay to your wife, if you predecease her, otherwise to your estate,
(i) the bonus, if any, accrued for you through the date of your death as a lump sum within 60 days of your date of death and (ii) your annual base salary (as in effect at your death) for 12 months, payable in monthly installments. Such payments shall be reduced by the amount, if any, of the regular monthly benefit payable to your wife in the 12 months following your death from the Company's defined benefit pension plan and benefit equalization plan.

     3. In the event that your employment with the Company is terminated due to your disability, you will be entitled to annual compensation of $50,000 per year payable monthly, less the monthly amount of any disability payments paid to you under the Company's or the State of New Jersey disability insurance programs. We note that you are now paying for your disability insurance under the Company's disability plan in order to insure that the disability payment under the policy is tax free. Such policy nonetheless shall be considered the Company's policy for purposes of this offset provision. This compensation shall continue until the earlier of your death or you reach age 57.

Valley National Bancorp
Page 2
August 17, 1994

     4. Commencing when you reach age 57, you shall be entitled to a minimum benefit of $150,000 per year from the Company's defined benefit pension plan and benefit equalization plan. If your wife survives you, she shall be entitled to a minimum survivor benefit of two-thirds of such amount ($100,000). The foregoing assumes pension benefits under the Company's defined benefit pension plan and benefit equalization plan are paid to you in the form of a joint and two-thirds survivor annuity.

     5. Following termination of your employment by the Company or by you for any reason, the Company will provide and pay for health and dental benefits for you and your wife, each through age 65, unless such benefits are provided to you by another party.

     As partial consideration for the Company entering into this Agreement, you agree as follows:

     6. Following the termination of your employment with the Company for any reason, you shall retain in confidence any confidential information known to you concerning the Company and its business.

     7. While you are employed by the Company and for a period of two years thereafter, you will not, without the prior written approval of the Board of Directors of Bancorp, directly or indirectly, as officer, director, employee, shareholder, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by any insured depository institution which transacts business in the State of New Jersey if either (i) such insured depository institution maintains an office in New Jersey or New York from which you act on behalf of such institution or (ii) if such insured depository institution employs you in any capacity to solicit loans, trust, deposits or other customers of the Company. However, this paragraph shall not prohibit you from owning bonds, preferred stock or up to five percent (5%) of the outstanding common shares of any insured depository institution or its parent holding company.

     8. You agree that the Company has no adequate remedy at law for the violation of paragraphs 6 and 7 and that the Company shall be entitled to injunctive relief to enforce such provisions.

     Both parties mutually agree as follows:

     9. In the event the Company fails to pay to you or your spouse any of the benefits provided herein for a period in excess of 10 business days after a written request to do so, you (or your spouse) shall be entitled to be paid or reimbursed by the Company for the legal fees and expenses incurred by you (or your spouse) in enforcing or interpreting the provisions of this Agreement. The Company hereby agrees to pay or reimburse you for such fees and expenses on a monthly basis, upon your submission of bills or requests for payment. A court shall be entitled to deny you your legal fees and expenses only if it finds you made a claim for benefits hereunder not in good faith and without reasonable cause.

     10. This Agreement shall commence on the date hereof and expire on the earlier of (i) your attainment of age 65, or (ii) January 1, 1998 (January 1, 1998 is referred to hereafter as the "Initial Expiration Date"). On January 1 of each year starting January 1, 1996, the Initial Expiration Date shall be automatically extended for an additional one year period (so it remains a three year contract until you reach age 65) unless you or Bancorp otherwise elect and so notify the other party in writing prior to January 1, of any year starting with January 1, 1996. The expiration or termination of this Agreement shall only terminate the benefits under paragraphs 1, 2 and 3 after the expiration or termination date, but shall not affect or terminate any other provision of this Agreement. This Agreement may be amended, supplemented or changed at any time only by a writing signed by Bancorp and yourself.

Valley National Bancorp
Page 3
August 17, 1994

     11. This Agreement shall be binding upon and inure to the benefit of you, your estate and the Company, and any successor to the Company by merger, consolidation or sale. Neither this Agreement nor any rights arising hereunder may be assigned or pledged by you. After your death, your wife shall be entitled to enjoy and enforce the benefits of this Agreement. In the event your services are terminated and you are entitled to payments, you shall not be obligated to mitigate your damages and the Company may not offset amounts due to you hereunder. However, in the event you breach the non-compete contained in paragraph 7 hereof, the Company shall not be obligated to pay you any benefits hereunder and you shall not be entitled to be paid your legal fees or expenses as provided in paragraph 9 hereof.

     If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute an agreement between you and the Company.

                                                 Very truly yours,


                                                 VALLEY NATIONAL BANCORP


AGREED AND ACCEPTED:                             By:  /s/ ROBERT MCENTEE
                                                     -------------------------------------------
                                                      Robert McEntee, Chairman of
                                                      the Compensation Committee

                                                 VALLEY NATIONAL BANK

/s/ GERALD H. LIPKIN                             By:  /s/ ROBERT MCENTEE
- ---------------------------------------------        -------------------------------------------
Gerald H. Lipkin                                      Robert McEntee, Chairman of
                                                      the Compensation Committee

                       [VALLEY NATIONAL BANK LETTERHEAD]

                                                                 August 17, 1994

Mr. Peter Southway, President
Valley National Bancorp
Valley National Bank
1445 Valley Road
Wayne, New Jersey 07470

Dear Mr. Southway:

     The Board of Directors of Valley National Bancorp ("Bancorp") and Valley National Bank (the "Bank") (collectively, the "Company") have determined that it is in the best interests of the Bancorp and the Bank for the Company to agree to provide you with certain limited severance rights as provided herein.

     The Board recognizes that your employment by the Company without any severance agreement creates tensions which may cause you to seek opportunities elsewhere or affect your views of your present compensation. These arrangements are being made to alleviate, in part, those concerns.

     We previously entered into a letter agreement with you, dated December 10, 1991, concerning these severance benefits. This letter restates and amends those benefits and the prior letter agreement is rescinded upon your consent to this letter.

     In view of the foregoing, in consideration of your continued employment with the Company and your consent to this letter, the Company agrees:

     1. If the Company elects to terminate you as President of Valley National Bancorp and/or Valley National Bank, upon the termination of your employment the Company will pay you a lump sum severance benefit equal to 12 months of your annual base salary plus a portion of your most recent bonus. The bonus amount shall equal your most recent bonus multiplied by a fraction, the numerator of which is the number of months which have elapsed in the current calendar year and the denominator of which is 12. This severance benefit will not be paid if the Company terminates you for "cause". "Cause" means gross misconduct by you in connection with Company business or otherwise. This provision is inapplicable in the event of your death or disability, or if you are paid a severance benefit pursuant to any change in control agreement with the Company.

     2. Following termination of your employment by the Company or by you for any reason, the Company will provide and pay for health and dental benefits for you and your wife, each through age 65, unless such benefits are provided to you by another party.

     As partial consideration for the Company entering into this Agreement, you agree as follows:

     3. Following the termination of your employment with the Company for any reason, you shall retain in confidence any confidential information known to you concerning the Company and its business.

     4. While you are employed by the Company and for a period of two years thereafter, you will not, without the prior written approval of the Board of Directors of Bancorp, directly or indirectly, as officer, director, employee, shareholder, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by any insured depository institution which transacts business in the State of New Jersey if either (i) such insured depository institution maintains an office in New Jersey or New York from which you act on behalf of such institution or (ii) if such insured depository institution employs you in any capacity to solicit loans, trust, deposits or other customers of the Company. However, this paragraph shall not prohibit you from owning bonds, preferred stock or up to five percent (5%) of the outstanding common shares of any insured depository institution or its parent holding company.

Mr. Peter Southway
August 17, 1994
Page 2

     5. You agree that the Company has no adequate remedy at law for the violation of paragraphs 3 and 4 and that the Company shall be entitled to injunctive relief to enforce such provisions.

     Both parties mutually agree as follows:

     6. In the event the Company fails to pay to you or your spouse any of the benefits provided herein for a period in excess of 10 business days after a written request to do so, you (or your spouse) shall be entitled to be paid or reimbursed by the Company for the legal fees and expenses incurred by you (or your spouse) in enforcing or interpreting the provisions of this Agreement. The Company hereby agrees to pay or reimburse you for such fees and expenses on a monthly basis, upon your submission of bills or requests for payment. A court shall be entitled to deny you your legal fees and expenses only if it finds you made a claim for benefits hereunder not in good faith and without reasonable cause.

     7. This Agreement shall commence on the date hereof and expire on the earlier of (i) your attainment of age 65 or (ii) January 1, 1998 (January 1, 1998 is referred to hereafter as the "Initial Expiration Date"). On January 1 of each year starting January 1, 1996, the Initial Expiration Date shall be automatically extended for an additional one year period (so it remains a three year contract until you reach age 65) unless you or Bancorp otherwise elect and so notify the other party in writing prior to January 1 of any year starting with January 1, 1996. The expiration or termination of this Agreement shall only terminate the benefits under paragraph 1 after the expiration or termination date, but shall not affect or terminate any other provision of this Agreement. This Agreement may be amended, supplemented or changed at any time only by a writing signed by Bancorp and yourself.

     8. This Agreement shall be binding upon and inure to the benefit of you, your estate and the Company, and any successor to the Company by merger, consolidation or sale. Neither this Agreement nor any rights arising hereunder may be assigned or pledged by you. After your death, your wife shall be entitled to enjoy and enforce the benefits of this Agreement. In the event your services are terminated and you are entitled to payments, you shall not be obligated to mitigate your damages and the Company may not offset amounts due to you hereunder. However, in the event you breach the non-compete contained in paragraph 4 hereof, the Company shall not be obligated to pay you any benefits hereunder and you shall not be entitled to be paid your legal fees or expenses as provided in paragraph 6 hereof.

Mr. Peter Southway
August 17, 1994
Page 3

     If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute an agreement between you and the Company.

                                                 Very truly yours,


                                                 VALLEY NATIONAL BANCORP

                                                 By:  /s/ ROBERT MCENTEE
                                                     -----------------------------------------
                                                      Robert McEntee, Chairman of the
                                                      Compensation Committee


AGREED AND ACCEPTED                              VALLEY NATIONAL BANK


/s/ PETER SOUTHWAY                               By:  /s/ ROBERT MCENTEE
- ---------------------------------------------        -----------------------------------------
Peter Southway                                        Robert McEntee, Chairman of the
                                                      Compensation Committee

                       [VALLEY NATIONAL BANK LETTERHEAD]

                                                                 August 17, 1994

Mr. Sam P. Pinyuh,
Executive Vice President
Valley National Bancorp
Valley National Bank
1445 Valley Road
Wayne, New Jersey 07470

Dear Mr. Pinyuh:

     The Board of Directors of Valley National Bancorp ("Bancorp") and Valley National Bank (the "Bank") (collectively, the "Company") have determined that it is in the best interests of the Bancorp and the Bank for the Company to agree to provide you with certain limited severance rights as provided herein.

     The Board recognizes that your employment by the Company without any severance agreement creates tensions which may cause you to seek opportunities elsewhere or affect your views of your present compensation. These arrangements are being made to alleviate, in part, those concerns.

     We previously entered into a letter agreement with you, dated December 10, 1991, concerning these severance benefits. This letter restates and amends those benefits and the prior letter agreement is rescinded upon your consent to this letter.

     In view of the foregoing, in consideration of your continued employment with the Company and your consent to this letter, the Company agrees:

          1. If the Company elects to terminate you as Executive Vice President of Valley National Bancorp and/or Valley National Bank, upon the termination of your employment the Company will pay you a lump sum severance benefit equal to 12 months of your annual base salary plus a portion of your most recent bonus. The bonus amount shall equal your most recent bonus multiplied by a fraction, the numerator of which is the number of months which have elapsed in the current calendar year and the denominator of which is 12. This severance benefit will not be paid if the Company terminates you for "cause". "Cause" means gross misconduct by you in connection with Company business or otherwise. This provision is inapplicable in the event of your death or disability, or if you are paid a severance benefit pursuant to any change in control agreement with the Company.

          2. Following termination of your employment by the Company or by you for any reason, the Company will provide and pay for health and dental benefits for you and your wife, each through age 65, unless such benefits are provided to you by another party.

     As partial consideration for the Company entering into this Agreement, you agree as follows:

          3. Following the termination of your employment with the Company for any reason, you shall retain in confidence any confidential information known to you concerning the Company and its business.

          4. While you are employed by the Company and for a period of two years thereafter, you will not, without the prior written approval of the Board of Directors of Bancorp, directly or indirectly, as officer, director, employee, shareholder, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by any insured depository institution which transacts business in the State of New Jersey if either
     (i) such insured depository institution maintains an office in New Jersey or New York from which you act on behalf of such institution or (ii) if such insured depository institution employs you in any capacity to solicit loans, trust, deposits or other customers of the Company. However, this paragraph shall not prohibit you from owning bonds, preferred stock or up to five percent (5%) of the outstanding common shares of any insured depository institution or its parent holding company.

Mr. Sam P. Pinyuh
August 17, 1994
Page 2

          5. You agree that the Company has no adequate remedy at law for the violation of paragraphs 3 and 4 and that the Company shall be entitled to injunctive relief to enforce such provisions.

     Both parties mutually agree as follows:

          6. In the event the Company fails to pay to you or your spouse any of the benefits provided herein for a period in excess of 10 business days after a written request to do so, you (or your spouse) shall be entitled to be paid or reimbursed by the Company for the legal fees and expenses incurred by you (or your spouse) in enforcing or interpreting the provisions of this Agreement. The Company hereby agrees to pay or reimburse you for such fees and expenses on a monthly basis, upon your submission of bills or requests for payment. A court shall be entitled to deny you your legal fees and expenses only if it finds you made a claim for benefits hereunder not in good faith and without reasonable cause.

          7. This Agreement shall commence on the date hereof and expire on the earlier of (i) your attainment of age 65 or (ii) January 1, 1998 (January 1, 1998 is referred to hereafter as the "Initial Expiration Date"). On January 1 of each year starting January 1, 1996, the Initial Expiration Date shall be automatically extended for an additional one year period (so it remains a three year contract until you reach age 65) unless you or Bancorp otherwise elect and so notify the other party in writing prior to January 1 of any year starting with January 1, 1996. The expiration or termination of this Agreement shall only terminate the benefits under paragraph 1 after the expiration or termination date, but shall not affect or terminate any other provision of this Agreement. This Agreement may be amended, supplemented or changed at any time only by a writing signed by Bancorp and yourself.

          8. This Agreement shall be binding upon and inure to the benefit of you, your estate and the Company, and any successor to the Company by merger, consolidation or sale. Neither this Agreement nor any rights arising hereunder may be assigned or pledged by you. After your death, your wife shall be entitled to enjoy and enforce the benefits of this Agreement. In the event your services are terminated and you are entitled to payments, you shall not be obligated to mitigate your damages and the Company may not offset amounts due to you hereunder. However, in the event you breach the non-compete contained in paragraph 4 hereof, the Company shall not be obligated to pay you any benefits hereunder and you shall not be entitled to be paid your legal fees or expenses as provided in paragraph 6 hereof.

     If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute an agreement between you and the Company.

                                                 Very truly yours,

                                                 VALLEY NATIONAL BANCORP

AGREED AND ACCEPTED:                             By:  /s/ ROBERT MCENTEE
                                                     -----------------------------------------
                                                      Robert McEntee, Chairman of the
                                                      Compensation Committee

/s/ SAM P. PINYUH                                VALLEY NATIONAL BANK
- ---------------------------------------------
Sam P. Pinyuh
                                                 By:  /s/ ROBERT MCENTEE
                                                     -----------------------------------------
                                                      Robert McEntee, Chairman of the
                                                      Compensation Committee
